                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   MAY 27, 1999
                                                 ----------------------------

                       ANCHOR GLASS CONTAINER CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

         0-23359                                         59-3417812
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(Commission File Number)                    (I.R.S. Employer Identification No.)

     ONE ANCHOR PLAZA, 4343 ANCHOR PLAZA PARKWAY, TAMPA, FLORIDA   33634-7513
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               (Address of Principal Executive Offices)            (Zip Code)

                                 (813) 884-0000
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              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.

                  This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Anchor Glass Container Corporation (the "Company") for the purpose of providing the information set forth in a press release issued on May 27, 1999, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.

         (a)      Financial Statement of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  99.1        Press Release issued on May 27, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ANCHOR GLASS CONTAINER CORPORATION

                                       By:  /s/ M. William Lightner
                                          --------------------------------------
                                           M. William Lightner
                                           Senior Vice President -- Finance,
                                           Chief Financial Officer and Treasurer
Date: June 7, 1998

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number                                               Description
------                                               -----------

99.1                                       Press Release issued on May 27, 1999